Exhibit 10(e)5

Amendment To
Service Agreement

The parties hereto do hereby stipulate and agree to that the SERVICE AGREEMENT entered into by and between them under date of April 1, 1963, and as heretofore amended on January 1, 1972, April 27, 1984, August 1, 1988, January 28, 1991, January 1, 1992, January 1, 1996, January 1, 1998, January 1, 1999, January 1, 2000, January 1, 2001, April 1, 2002, January 1, 2003, August 1, 2003, March 1, 2004 and January 1, 2008, June 1, 2009, January 1, 2011, and December 19, 2013 be and the same hereby is further amended by substituting for the current Service Agreement for Generation Planning and Operational Support Services (also referred to as Rate Schedule 435-B), the attached Service Agreement for Generation Planning and Operational Support Services (also referred to as Rate Schedule 435-E) and Service Agreement for Transmission Planning and Reliability Support Services (also referred to as Rate Schedule 435-F). This Amendment is made and entered into as of November 8, 2015.

ENTERGY SERVICES, INC.

By: /s/ Alyson M. Mount
Senior Vice President and Chief Accounting Officer

ENTERGY MISSISSIPPI, INC.

By: /s/ Haley R. Fisackerly
President and Chief Executive Officer

ENTERGY SERVICES, INC.
Rate Schedule 435-E

SERVICE AGREEMENT FOR GENERATION
PLANNING AND OPERATIONAL SUPPORT SERVICES

THIS SERVICE AGREEMENT (“Service Agreement”), made and entered into by and between Entergy Services, Inc. (hereinafter referred to as “Entergy Services”), a corporation organized under the laws of the State of Delaware with its principal place of business at 639 Loyola Avenue, New Orleans, LA, and Entergy Mississippi, Inc. (hereinafter referred to as “EMI”), a corporation organized under the laws of the State of Mississippi with its principal place of business at 308 East Pearl Street, Jackson, Mississippi 39205.
WITNESSETH THAT:
WHEREAS, in 1963, the Securities and Exchange Commission entered an order under the Public Utility Holding Company Act of 1935 authorizing the organization and conduct of business of Entergy Services, a wholly-owned subsidiary of Entergy Corporation (hereinafter referred to as Entergy);
WHEREAS, Entergy Services is organized, staffed and equipped to render services as herein provided to EMI;
WHEREAS, economies and increased efficiencies will result from the performance by Entergy Services of certain services for EMI;
WHEREAS, Entergy Services is willing to render such services at cost, determined in accordance with applicable rules and regulations of the Federal Energy Regulatory Commission (hereinafter referred to as the “Commission”) under the Federal Power Act, as amended by the Public Utility Holding Company Act of 2005, except that there will be no charge for the use of the initial equity capital of Entergy Services amounting to $20,000;
WHEREAS, Entergy Services and the public utility operating companies of Entergy (“Operating Companies”), except for Entergy Arkansas, Inc. (“EAI”), currently are parties to the Entergy System Agreement, a rate schedule approved by the Commission;

WHEREAS, on November 8, 2007, EMI gave notice to the other parties to the Entergy System Agreement that it will terminate its participation in the System Agreement, effective November 7, 2015;
WHEREAS, EMI has put in place a process for post-System Agreement resource planning and operations focused on the needs of EMI’s customers;
WHEREAS, EMI desires to have Entergy Services perform certain planning, operations, accounting, fuel supply, and other technical support services for EMI after EMI exits the Entergy System Agreement;
WHEREAS, Entergy Services currently provides planning, operations, administrative, and support services to the Operating Companies, including EMI, under service agreements that conform with forms of service agreements on file with the Commission as Entergy Services’ Rate Schedules 435-A, 435-B, 435-C, and 435-D, as described below;
WHEREAS, effective on and after November 7, 2015, Entergy Services will continue to provide administrative and support services to the Operating Companies, including EMI, under service agreements that conform with Rate Schedule 435-A; generation planning and operational support services to the Operating Companies other than EAI and EMI under service agreements that conform with Rate Schedule 435-B; generation planning and operational support services to EAI under a service agreement that conforms with Rate Schedule 435-C; and transmission planning and reliability support services to EAI under a service agreement that conforms with Rate Schedule 435-D.
WHEREAS, EMI and Entergy Services seek to clarify further the roles and responsibilities of EMI and Entergy Services in planning for and conducting EMI’s post-System Agreement operations, and to provide greater assurance that the services identified herein are provided pursuant to and/or in accordance with the directives provided by EMI to Entergy Services in connection with these services and that there are no joint generation or resource planning or any coordination or optimization regarding generation or resource planning between EMI and any of the other Operating Companies;
WHEREAS, in furtherance of the foregoing objectives, Entergy Services will provide to EMI generation planning and operational support services under a service agreement that is consistent with Rate Schedule 435-C and transmission planning and reliability support services under a service agreement that is consistent with Rate Schedule 435-D; and
WHEREAS, Entergy Services has agreed to provide such support services to EMI under EMI’s direction on the terms and conditions provided herein.
NOW, THEREFORE, in consideration of the premises and of the mutual agreements herein, the parties hereto agree as follows:
I.    AGREEMENT TO FURNISH SERVICES
Entergy Services agrees to furnish to EMI, upon the terms and conditions hereinafter set forth, such of the services described in Exhibit I hereto at such times, for such periods and in such manner as EMI may from time to time request Entergy Services to provide. Entergy Services will, as and to the extent required for EMI, keep itself and its personnel available and competent to render such services to EMI. Entergy Services will also provide EMI such services not described in Exhibit I as EMI may request and which Entergy Services is competent to perform.
In supplying services provided for under this Service Agreement, Entergy Services may arrange for the services of technical advisers, engineers, and other service providers, whether employed by Entergy Services or an associate company or through a third party, with the necessary qualifications and experience as are required for or pertinent to the rendition of such services.
In general, Entergy Services will conduct the activities under this Service Agreement in a coordinated fashion with EMI staff, and the services provided hereunder will be provided by Entergy Services consistent with policies established by the EMI Operating Committee (“EMI OC”). Entergy Services will communicate with EMI staff on a timely basis regarding relevant issues.

II.    AGREEMENT TO TAKE SERVICES
EMI agrees to take from Entergy Services such of the services described in Exhibit I as EMI requests.
III.    ANNUAL REVIEW OF SERVICES
On an annual basis, EMI shall review with Entergy Services this Service Agreement to determine if modifications to this Service Agreement are needed prior to the upcoming year. The review will be conducted prior to September 1 of each year. If modifications are determined to be needed, then Entergy Services shall cooperate in making such modifications.
IV.    COMPENSATION
As compensation for services rendered to it by Entergy Services, EMI hereby agrees to pay to Entergy Services the cost of such services. Intercompany payables for the amount of such costs will be recorded by EMI on or before the closing of the books in the succeeding month and will be funded on or before the 25th day of such month. The methods for the determination of the cost of services to be paid by EMI are set forth in Exhibit II hereto.
V.    TERM OF AGREEMENT
This Service Agreement shall become effective as of November 7, 2015, and shall continue until terminated as of the end of any calendar year by either party giving to the other at least 60 days written notice of its intention so to terminate.
IN WITNESS WHEREOF, the parties hereto have caused this Service Agreement to be executed as of the 8th day of November, 2015.
ENTERGY SERVICES, INC.

By: /s/ Alyson M. Mount
Senior Vice President and Chief Accounting Officer

ENTERGY MISSISSIPPI, INC.

By: /s/ Haley R. Fisackerly
President and Chief Executive Officer

EXHIBIT I
SERVICES

1.	Forecasting and technical support for integrated resource planning and operations;

2.
Technical support for EMI’s transmission service arrangements, including support for the evaluation of potential economic transmission upgrades to reduce production costs for EMI and for evaluation of transmission upgrades;

3.	Providing Local Balancing Authority, meter data management, and meter data quality services.

4.	Arranging for non-nuclear fuel supplies;

5.	Technical support for generation resource procurement;

6.	Real-time operations for EMI’s generation fleet, and operating plans, including planned and maintenance outages for EMI’s generation fleet;

7.	Buying and selling capacity and energy on behalf of EMI, including providing administration services for contractual arrangements, and power supply accounting and settlements for power and energy;

8.	Representing EMI in industry and stakeholder committees;

9.	Performing regulatory, compliance, and litigation support services in connection with the services provided under the Service Agreement; and

10.	Performing such other and different services as EMI may request in support of its generation planning, operational support, dispatch, and purchased power procurement activities.

EXHIBIT II

COST ALLOCATIONS

1.	Entergy Services will account for and bill to EMI its expenses that are directly attributable to the services Entergy Services renders to EMI

2.	Entergy Services will account for and bill to EMI an appropriate portion of the cost of overheads incurred in providing services to EMI.

3.	The costs of rendering service by Entergy Services will include all costs of doing business including interest on debt.

4.	a. Entergy Services will maintain a separate record of the expenses of each department. The expenses of each department will include:

i.	those expenses that are directly attributable to such department;

ii.	an appropriate portion of those indirect expenses of Entergy Services that are not directly attributable to a specific department but which are necessary to the operation of such department; and

iii.	an appropriate portion of those expenses of other Entergy Services departments necessary to support the operation of the department.

a.
Expenses of a department will include salaries and wages of employees, including social security taxes, vacations, paid absences, sickness, employee disability expenses, and other employee welfare expenses, rent and utilities, desktops, information technology and communications equipment and systems, material and supplies, and all other expenses attributable to the department.

b.	Departmental expense will be categorized into one of three classes:

i.	those expenses which are directly attributable to specific services rendered to EMI (Departmental Direct Costs);

ii.
those indirect expenses which are attributable to the overall operation of the department and not to a specific service provided (Departmental Indirect Costs) (these expenses include not only the salaries and wages of employees, but also other related employment costs described in Section 4(b) above); and

iii.	those expenses which are attributable to the operation of other departments of Entergy Services as well as to a specific service provided (Departmental Support Service Costs)

c.	The indirect expenses of the department will not include:

i.
those incremental out-of-pocket expenses that are incurred for the direct benefit and convenience of EMI or another Operating Company and therefore are to be directly charged to EMI or another Operating Company; and

ii.
Entergy Services’ overhead expenses that are attributable to maintaining the corporate existence of Entergy Services, franchise and other general taxes, and all other incidental overhead expenses including those auditing fees and accounting department expenses attributable to Entergy Services (Indirect Corporate Costs).

d.	Entergy Services will establish annual budgets for controlling the expenses of each service department and those expenses identified in Section 4(d), which are not department specific.

5.	Employees in each department will maintain a record of the time they are employed in rendering service to EMI. The hourly rate for each employee will be determined each pay period.

6.
a.    The charge to EMI for a particular service will be the sum of the figures derived by multiplying the hours reported by each employee in rendering such service by the hourly rate applicable to such employee and other direct expenses.

b.	Departmental Indirect Costs as defined in 4(c)(ii) will be loaded onto project codes in proportion to the direct salaries and wages charged to all project codes.

c.
Departmental Support Service Costs as defined in 4(c)(iii) will be allocated to EMI using consumption-based billing methods, with these costs then distributed by function. Any costs that remain at Entergy Services after this initial billing will be loaded onto project codes in proportion to the direct salaries and wages charged to all project codes.

7.	Those expenses of Entergy Services that are not included in the expenses of a department under Section 4 above will be charged to EMI as follows:

a.	Incremental out-of-pocket costs incurred for the direct benefit and convenience of EMI will be charged directly to EMI.

b.
The Indirect Corporate Costs of Entergy Services referred to above in Section 4 (d)(ii) will be allocated to EMI in the same proportion as all charges billed by Entergy Services to EMI, excluding Indirect Corporate Costs.

c.
If the method of allocation of Departmental Indirect Costs (Section 6(b)), Departmental Support Service Costs (Section 6(c)), or Indirect Corporate Costs (Section 7(b)), would result in an inequity because of a change in operations or organization of any client that takes services form Entergy Services, then Services may adjust the basis to effect an equitable distribution. Any such change in allocation shall be made only after first giving the Commission written notice of such proposed change not less than 60 days prior to the proposed effectiveness of any such change.

8.
On the basis of the foregoing, intercompany billings will be recorded by EMI. Intercompany billing procedures and amounts will be open to audit by EMI and by any regulatory authority having jurisdiction over EMI.

9.
Entergy Services will ensure that when EMI takes services under more than one service agreement under Rate Schedule 435-A and 435-E, it will not be allocated duplicative costs in connection with the services it receives under those service agreements.

ENTERGY SERVICES, INC.
Rate Schedule 435-F

SERVICE AGREEMENT FOR TRANSMISSION
PLANNING AND RELIABILITY SUPPORT SERVICES

THIS SERVICE AGREEMENT (“Service Agreement”), made and entered into by and between Entergy Services, Inc. (hereinafter referred to as “Entergy Services”), a corporation organized under the laws of the State of Delaware with its principal place of business at 639 Loyola Avenue, New Orleans, LA, and Entergy Mississippi, Inc. (hereinafter referred to as “EMI”), a corporation organized under the laws of the State of Mississippi with its principal place of business at 308 E Pearl Street, Jackson, Mississippi 39205.
WITNESSETH THAT:
WHEREAS, in 1963, the Securities and Exchange Commission entered an order under the Public Utility Holding Company Act of 1935 authorizing the organization and conduct of business of Entergy Services, a wholly-owned subsidiary of Entergy Corporation (hereinafter referred to as Entergy);
WHEREAS, Entergy Services is organized, staffed and equipped to render services as herein provided to EMI;
WHEREAS, economies and increased efficiencies will result from the performance by Entergy Services of certain services for EMI;
WHEREAS, Entergy Services is willing to render such services at cost, determined in accordance with applicable rules and regulations of the Federal Energy Regulatory Commission (hereinafter referred to as the “Commission”) under the Federal Power Act, as amended by the Public Utility Holding Company Act of 2005, except that there will be no charge for the use of the initial equity capital of Entergy Services amounting to $20,000;

WHEREAS, Entergy Services and the public utility operating companies of Entergy (“Operating Companies”), except for Entergy Arkansas, Inc. (“EAI”), currently are parties to the Entergy System Agreement, a rate schedule approved by the Commission;
WHEREAS, on November 8, 2007, EMI gave notice to the other parties to the Entergy System Agreement that it will terminate its participation in the System Agreement effective November 7, 2015;
WHEREAS, EMI has put in place a process for post-System Agreement resource planning and operations focused on the needs of EMI’s customers;
WHEREAS, EMI desires to have Entergy Services perform certain planning and other technical support services with respect to EMI’s transmission system and reliability obligations after EMI exits the Entergy System Agreement;
WHEREAS, Entergy Services currently provides planning, operations, administrative, and support services to the Operating Companies, including EMI, under service agreements that conform with forms of service agreements on file with the Commission as Entergy Services’ Rate Schedules 435-A, 435-B, 435-C, and 435-D as described below;
WHEREAS, effective on and after November 7 2015, Entergy Services will continue to provide administrative and support services to the Operating Companies, including EMI, under service agreements that conform with Rate Schedule 435-A; generation planning and operational support services to the Operating Companies other than EAI and EMI under service agreements that conform with Rate Schedule 435-B; generation planning and operational support services to EAI under a service agreement that conforms with Rate Schedule 435-C; and transmission planning and reliability support services to EAI under a service agreement that conforms with Rate Schedule 435-D.
WHEREAS, EMI and Entergy Services seek to clarify further the roles and responsibilities of EMI and Entergy Services in planning for and conducting EMI’s post-System Agreement operations, and to provide greater assurance that the services identified herein are provided pursuant to and/or in accordance with the directives provided by EMI to Entergy Services in connection with these services and that there are no transmission planning activities or any coordination regarding transmission planning and reliability between EMI and any of the other Operating Companies other than such regional transmission and reliability planning activities conducted pursuant to applicable transmission provider tariffs and requirements and applicable reliability requirements for the bulk electric system;
WHEREAS, in furtherance of the foregoing objectives, Entergy Services will provide to EMI generation planning and operational support services under a service agreement that is consistent with Rate Schedule 435-C and transmission planning and reliability support services under a service agreement that is consistent with Rate Schedule 435-D; and
WHEREAS, Entergy Services has agreed to provide such support services to EMI under its direction on the terms and conditions provided herein.
NOW, THEREFORE, in consideration of the premises and of the mutual agreements herein, the parties hereto agree as follows:
I.    AGREEMENT TO FURNISH SERVICES
Entergy Services agrees to furnish to EMI, upon the terms and conditions hereinafter set forth, such of the services described in Exhibit I hereto at such times, for such periods and in such manner as EMI may from time to time request Entergy Services to provide. Entergy Services will, as and to the extent required for EMI, keep itself and its personnel available and competent to render such services to EMI. Entergy Services will also provide EMI such services not described in Exhibit I as EMI may request and which Entergy Services is competent to perform.
In supplying services provided for under this Service Agreement, Entergy Services may arrange for the services of technical advisers, engineers, and other service providers, whether employed by Entergy Services or an associate company or through a third party, with the necessary qualifications and experience as are required for or pertinent to the rendition of such services.
II.    AGREEMENT TO TAKE SERVICES
EMI agrees to take from Entergy Services such of the services described in Exhibit I as EMI requests.
III.    ANNUAL REVIEW OF SERVICES
On an annual basis, EMI shall review with Entergy Services this Service Agreement to determine if modifications to this Service Agreement are needed prior to the upcoming year. The review will be conducted prior to September 1 of each year. If modifications are determined to be needed, then Entergy Services shall cooperate in making such modifications.
IV.    COMPENSATION
As compensation for services rendered to it by Entergy Services, EMI hereby agrees to pay to Entergy Services the cost of such services. Intercompany payables for the amount of such costs will be recorded by EMI on or before the closing of the books in the succeeding month and will be funded on or before the 25th day of such month. The methods for the determination of the cost of services to be paid by EMI are set forth in Exhibit II hereto.
V.    TERM OF AGREEMENT
This Service Agreement shall become effective as of November 7, 2015, and shall continue until terminated as of the end of any calendar year by either party giving to the other at least 60 days written notice of its intention so to terminate.

IN WITNESS WHEREOF, the parties hereto have caused this Service Agreement to be executed as of the 8th day of November, 2015.

ENTERGY SERVICES, INC.

By: /s/ Alyson M. Mount

Senior Vice President and Chief Accounting Officer

ENTERGY MISSISSIPPI, INC.

By: /s/ Haley R. Fisackerly

President and Chief Executive Officer

EXHIBIT I

SERVICES

Entergy Services will provide some or all of the following services at the direction of EMI:

11.	Technical and engineering support for EMI’s transmission planning functions or other transmission-related requirements as required by applicable tariff and business practice requirements;

12.
Technical and engineering support to support EMI’s performance of transmission planning responsibilities as required by North American Electric Reliability Corporation or its successor (“NERC”) pursuant to applicable planning related Reliability Standards or other applicable NERC requirements. Entergy Services will act as agent for EMI with respect to EMI’s obligations as a Transmission Planner or analogous role pursuant to NERC requirements;

13.	Representation of EMI in industry groups and industrial technical committees in connection with transmission planning;

14.	Maintenance of computer systems, analysis tools, applications, documents, data, and other records necessary to perform the engineering assessments and analysis according to established requirements;

15.	Regulatory, compliance, and litigation support services in connection with the services provided under the Service Agreement; and

16.	Such other and different services as EMI may request in support of its transmission planning and reliability activities.

EXHIBIT II

COST ALLOCATIONS

10.	Entergy Services will account for and bill to EMI its expenses that are directly attributable to the services Entergy Services renders to EMI

11.	Entergy Services will account for and bill to EMI an appropriate portion of the cost of overheads incurred in providing services to EMI.

12.	The costs of rendering service by Entergy Services will include all costs of doing business including interest on debt.

13.	a. Entergy Services will maintain a separate record of the expenses of each department. The expenses of each department will include:

i.	those expenses that are directly attributable to such department;

ii.	an appropriate portion of those indirect expenses of Entergy Services that are not directly attributable to a specific department but which are necessary to the operation of such department; and

iii.	an appropriate portion of those expenses of other Entergy Services departments necessary to support the operation of the department.

b.
Expenses of a department will include salaries and wages of employees, including social security taxes, vacations, paid absences, sickness, employee disability expenses, and other employee welfare expenses, rent and utilities, desktops, information technology and communications equipment and systems, material and supplies, and all other expenses attributable to the department.

c.	Departmental expense will be categorized into one of three classes:

i.	those expenses which are directly attributable to specific services rendered to EMI (Departmental Direct Costs);

ii.
those indirect expenses which are attributable to the overall operation of the department and not to a specific service provided (Departmental Indirect Costs) (these expenses include not only the salaries and wages of employees, but also other related employment costs described in Section 4(b) above); and

iii.	those expenses which are attributable to the operation of other departments of Entergy Services as well as to a specific service provided (Departmental Support Service Costs)

d.	The indirect expenses of the department will not include:

i.
those incremental out-of-pocket expenses that are incurred for the direct benefit and convenience of EMI or another Operating Company and therefore are to be directly charged to EMI or another Operating Company; and

ii.
Entergy Services’ overhead expenses that are attributable to maintaining the corporate existence of Entergy Services, franchise and other general taxes, and all other incidental overhead expenses including those auditing fees and accounting department expenses attributable to Entergy Services (Indirect Corporate Costs).

e.	Entergy Services will establish annual budgets for controlling the expenses of each service department and those expenses identified in Section 4(d), which are not department specific.

14.	Employees in each department will maintain a record of the time they are employed in rendering service to EMI. The hourly rate for each employee will be determined each pay period.

15.
a.    The charge to EMI for a particular service will be the sum of the figures derived by multiplying the hours reported by each employee in rendering such service by the hourly rate applicable to such employee and other direct expenses.

b.	Departmental Indirect Costs as defined in 4(c)(ii) will be loaded onto project codes in proportion to the direct salaries and wages charged to all project codes.

c.	Departmental Support Service Costs as defined in 4(c)(iii) will be allocated to EMI using consumption-based billing methods, with these costs then distributed by function. Any costs that remain at Entergy Services after this initial billing will be loaded onto project codes in proportion to the direct salaries and wages charged to all project codes.

16.	Those expenses of Entergy Services that are not included in the expenses of a department under Section 4 above will be charged to EMI as follows:

a.	Incremental out-of-pocket costs incurred for the direct benefit and convenience of EMI will be charged directly to EMI.

b.
The Indirect Corporate Costs of Entergy Services referred to above in Section 4 (d)(ii) will be allocated to EMI in the same proportion as all charges billed by Entergy Services to EMI, excluding Indirect Corporate Costs.

c.
If the method of allocation of Departmental Indirect Costs (Section 6(b)), Departmental Support Service Costs (Section 6(c)), or Indirect Corporate Costs (Section 7(b)), would result in an inequity because of a change in operations or organization of any client that takes services form Entergy Services, then Services may adjust the basis to effect an equitable distribution. Any such change in allocation shall be made only after first giving the Commission written notice of such proposed change not less than 60 days prior to the proposed effectiveness of any such change.

17.
On the basis of the foregoing, intercompany billings will be recorded by EMI. Intercompany billing procedures and amounts will be open to audit by EMI and by any regulatory authority having jurisdiction over EMI.

18.
Entergy Services will ensure that when EMI takes services under more than one service agreement under Rate Schedule 435-A, 435-E, or 435-F, it will not be allocated duplicative costs in connection with the services it receives under those service agreements.